UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 30, 2013

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (704) 344-8150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
The disclosure set forth in Item 7.01 to this Current Report on Form 8-K (this "Current Report") is incorporated into this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure.
On January 30, 2013, FairPoint Communications, Inc. (the "Company") announced a proposed offering of $300 million aggregate principal amount of senior secured notes in connection with a refinancing of its existing credit facility (the "Offering"). In connection with the Offering, the Company is disclosing certain preliminary financial and operating results for the fourth quarter and full year ended December 31, 2012.

The Company's year-end audit process is still ongoing so the preliminary results are subject to change pending finalization, and the Company cautions that actual results could differ materially as such preliminary results are finalized. Actual results for the fourth quarter and full year ended December 31, 2012 will become available on or before March 18, 2013 when the Company is required to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

For the fourth quarter and full year ended December 31, 2012, the Company expects to report the following:

•	Revenue of approximately $240 million and $974 million, respectively

•	Adjusted EBITDA[1], before storm impact, of approximately $66 million and $277 million, respectively

•	The impact of Superstorm Sandy was primarily in operating expense and is estimated to be $3 million

•	Capital expenditures of approximately $49 million and $145 million, respectively

•	Unlevered Free Cash Flow[2], before storm impact, of approximately $16 million and $111 million, respectively

•	Year-over-year switched access line loss of 7.8%, which is consistent with the rate reported in the third quarter of 2012

•	Year-over-year broadband subscriber growth of 3.9%, an acceleration versus the 3.2% reported in the third quarter of 2012

The preliminary financial and operating metrics included herein, which, as stated above, have not yet been finalized, have been prepared by and are the sole responsibility of the Company. The Company's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, the Company's independent auditor has not expressed an opinion or any form of assurance with respect thereto.

Item 8.01	Other Events.
On January 30, 2013, the Company issued a press release announcing the Offering. A copy of the press release is filed herewith as Exhibit 99.1.
Cautionary Note Regarding Forward-looking Statements

Some statements herein, including the preliminary financial data for the fourth quarter and year ended December 31, 2012, are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements also include, but are not limited to, statements about the Company's plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company's plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking
__________________________
1 Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, pension expense, other post-employment expense, restructuring costs, other non-cash items and certain other items not reflective of our ongoing operations.

2 Unlevered Free Cash Flow is defined as Adjusted EBITDA minus cash pension contributions, cash other post-employment benefits payments and capital expenditures.

statements, which are based on the information currently available to us and speak only as of the date hereof. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in the Company's subsequent reports filed with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures

The foregoing information includes certain non-generally accepted accounting principle (“GAAP”) financial measures, including Adjusted EBITDA and Unlevered Free Cash Flow. Management believes that Adjusted EBITDA provides a useful measure of operational and financial performance and removes variability related to pension contributions and payments for other post-employment benefits and that Unlevered Free Cash Flow may be useful to investors in assessing the Company's ability to generate cash and meet its debt service requirements.

However, the non-GAAP financial measures, as used herein, are not necessarily comparable to similarly titled measures of other companies. Furthermore, Adjusted EBITDA and Unlevered Free Cash Flow have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income or loss, operating income, cash flow or other combined income or cash flow data prepared in accordance with GAAP. Because of these limitations, Adjusted EBITDA and Unlevered Free Cash Flow should not be considered as measures of discretionary cash available to invest in business growth or reduce indebtedness. The Company compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA and Unlevered Free Cash Flow only supplementary.

Because the Company's year-end audit process is still ongoing and the financial information under GAAP (including income tax expense) for which Adjusted EBITDA and Unlevered Free Cash Flow are reconciled is not yet available, a reconciliation of the non-GAAP financial measures presented herein to the applicable GAAP financial measure is not available with or without unreasonable efforts. For information regarding historical reconciliations of the Company's non-GAAP results to GAAP results, see the Company's previously filed earnings releases and any attachments thereto, including the attachments to the third quarter 2012 earnings release furnished on November 1, 2012 on Form 8-K, which contains a reconciliation of Adjusted EBITDA and Unlevered Free Cash Flow to net income for the third quarter of 2012.

The information in Item 2.02 and Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 2.02 and Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 30, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Ajay Sabherwal
	Name:	Ajay Sabherwal
	Title:	Executive Vice President and Chief Financial Officer
Date: January 30, 2013